CONFIDENTIAL

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EMCORE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903	EMCORE Corporation Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on March 15, 2024 for Shareholders of Record as of January 16, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the Proxy Statement and Annual Report on Form 10-K, and to obtain directions to attend the meeting, go to: www.proxydocs.com/EMKR

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to

www.proxydocs.com/EMKR

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials, for this and/or future shareholder meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before March 1, 2024.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/EMKR	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

EMCORE Corporation

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Meeting Type: Annual Meeting of Shareholders

Date:     Friday, March 15, 2024

Time:    8:00 AM, Pacific Time

Place:   Hilton Pasadena, 168 S. Los Robles Ave.,

              Pasadena, CA 91101

SEE REVERSE FOR FULL AGENDA

EMCORE Corporation

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR ON PROPOSALS 2, 3, 4, 5, 6 AND 7

PROPOSAL

1.	Election of directors.

1.01 Cletus C. Glasener

1.02 Bruce E. Grooms

1.03 Noel Heiks

1.04 Rex S. Jackson

1.05 Jeffrey Rittichier

1.06 Jeffrey J. Roncka

2.

Approval of an amendment to the EMCORE Corporation Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect, at the sole discretion of the Board of Directors, a reverse stock split of the Company’s outstanding common stock at a ratio ranging from 5:1 to 12:1, with such ratio to be determined by the Board of Directors;

3.

Approval of, subject to the Board of Directors’ discretion to adopt, an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares;

4.	Ratification of the approval of the Company’s Section 382 Tax Benefits Preservation Plan;

5.

Approval of an amendment to the EMCORE Corporation Amended and Restated 2019 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 7,890,000 shares;

6.	Approval of, on an advisory basis, the executive compensation of the Company’s named executive officers; and

7.	Ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

NOTE: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Annual Meeting of Shareholders and any adjournments or postponements thereof.